EXHIBIT 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	12/31/01	03/31/02	06/30/02	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03	12/31/03
ASSETS

Cash and Cash Equivalents	$308,023	$222,372	$195,884	$300,184	$192,142	$190,537	$212,674	$209,697	$174,939
Securities Available For Sale	826,495	922,414	1,232,549	1,424,513	1,497,111	1,714,494	1,769,715	1,653,111	1,588,151
FHLB Stock	13,613	14,967	14,967	14,967	17,030	24,356	24,356	24,352	20,753
Loans Held For Sale	50,208	38,432	27,556	62,055	94,874	98,578	97,500	95,777	25,262

Loans:
Commercial	559,752	566,746	583,557	567,939	568,224	625,177	632,816	633,221	658,615
Municipal	85,479	88,134	44,107	97,912	77,820	82,005	54,917	106,512	87,080
Real Estate:
Residential	855,561	926,463	914,141	895,472	861,706	1,238,315	1,199,021	1,155,832	1,148,108
Commercial	903,819	1,022,858	1,043,889	1,067,702	1,103,897	1,314,095	1,324,943	1,375,027	1,430,945
Construction	79,801	91,325	78,995	81,232	85,512	96,859	113,044	143,515	140,801

Total Real Estate	1,839,181	2,040,646	2,037,025	2,044,406	2,051,115	2,649,269	2,637,008	2,674,374	2,719,854
Consumer	353,765	324,292	301,634	293,248	276,704	272,159	272,085	267,615	259,135

Total Loans	2,838,177	3,019,818	2,966,323	3,003,505	2,973,863	3,628,610	3,596,826	3,681,722	3,724,684
Less: Allowance for Loan Losses	(45,268)	(49,384)	(48,994)	(48,187)	(48,197)	(56,708)	(57,591)	(59,171)	(57,464)

Net Loans	2,792,909	2,970,434	2,917,329	2,955,318	2,925,666	3,571,902	3,539,235	3,622,551	3,667,220

Accrued Interest Receivable	23,357	24,058	28,051	28,586	27,992	32,255	30,208	29,277	29,124
Other Real Estate Owned	703	351	230	0	158	37	30	52	100
Other Assets	33,934	29,276	36,284	42,039	35,269	48,737	46,571	61,451	62,977
Premises and Equipment, net	55,104	57,913	57,381	56,901	57,074	72,524	73,742	75,624	75,179
Mortgage Servicing Rights	16,020	16,820	16,917	15,482	8,491	9,306	8,686	10,615	12,265
Identified Intangibles	4,007	10,523	10,175	9,827	9,480	28,282	24,243	23,488	22,733
Goodwill	29,341	58,249	58,249	55,911	55,257	205,579	215,721	216,431	216,431

Total Assets	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,895,134

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$620,828	$597,680	$627,498	$681,595	$684,077	$799,506	$864,526	$880,354	$898,920
Savings	346,974	389,504	393,025	397,545	400,616	503,415	512,775	523,497	517,789
NOW	489,748	517,411	536,164	567,017	578,272	874,439	923,572	912,563	899,018
CMAs / Money Market	1,381,087	1,475,639	1,386,288	1,595,614	1,540,267	1,491,329	1,468,731	1,617,176	1,604,138
Certificates of Deposit Less than $100,000	634,992	674,653	682,636	691,873	691,467	874,722	848,320	822,634	789,066
Certificates of Deposit $100,000 and Over	196,217	229,536	198,607	237,948	231,393	270,627	249,250	262,137	260,960

Total Deposits	3,669,846	3,884,423	3,824,218	4,171,591	4,126,092	4,814,038	4,867,174	5,018,361	4,969,891

Securities Sold Under Agreements to Repurchase	—	—	—	—	44,238	120,050	104,543	79,510	78,980
Other Borrowings	44,409	45,182	177,729	178,189	129,416	308,547	294,484	160,857	83,454
Company Obligated, Mandatorily Redeemable Securities	—	—	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Accrued Expenses and Other Liabilities	68,805	61,832	69,298	76,651	77,006	77,627	83,829	64,427	58,277

Total Liabilities	3,783,060	3,991,437	4,196,245	4,551,431	4,501,752	5,445,262	5,475,030	5,448,155	5,315,602

Stockholders’ Equity:
Common Stock	35,743	35,749	35,749	35,749	35,749	40,135	40,135	40,134	40,142
Surplus	145,687	144,820	145,201	145,193	145,191	256,057	255,973	256,215	256,947
Retained earnings	256,677	265,457	274,266	283,536	294,943	305,140	316,472	329,035	341,441
Treasury, at cost	(79,733)	(77,456)	(76,272)	(85,383)	(85,382)	(83,254)	(81,543)	(80,951)	(78,579)
Accumulated Other Comprehensive Income:
Unrealized gains on securities available for sale	8,621	2,151	16,604	31,402	28,573	33,388	36,375	25,610	15,203
Accrued minimum pension liability, net of tax	—	—	—	—	(4,284)	(4,058)	(3,829)	—	—
Director’s Deferred Compensation to be Settled in Stock	3,746	3,723	3,839	3,909	4,052	3,963	4,111	4,266	4,413
Unearned Portion of Employee Restricted Stock	(87)	(72)	(60)	(54)	(50)	(46)	(43)	(38)	(35)

Total Stockholders’ Equity	370,654	374,372	399,327	414,352	418,792	551,325	567,651	574,271	579,532

Total Liabilities and Stockholders’ Equity	$4,153,714	$4,365,809	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,895,134

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 12/31/01	QTR 03/31/02	QTR 06/30/02	QTR 09/30/02	QTR 12/31/02	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03

Interest Income:
Loans	$51,091	$48,327	$49,656	$48,734	$47,404	$47,580	$52,543	$49,434	$49,878
Investments:
Taxable	12,175	12,783	15,328	17,954	18,173	18,216	18,511	17,648	17,176
Tax-favored	326	94	114	96	187	46	42	61	13
Short-term investments	60	36	6	83	44	12	123	88	71

Total Interest Income	63,652	61,240	65,104	66,867	65,808	65,854	71,219	67,231	67,138

Interest Expense:
Deposits	19,097	16,063	15,283	14,472	12,994	11,796	11,264	9,605	8,507
Borrowings	688	663	1,484	2,734	2,710	3,110	3,855	2,965	2,277

Total Interest Expense	19,785	16,726	16,767	17,206	15,704	14,906	15,119	12,570	10,784

Net Interest Income	43,867	44,514	48,337	49,661	50,104	50,948	56,100	54,661	56,354
Provision for Loan Losses	2,025	2,075	1,691	2,315	2,250	2,050	2,050	2,050	1,025

Net Interest Income after Provision for Loan Losses	41,842	42,439	46,646	47,346	47,854	48,898	54,050	52,611	55,329

Noninterest Income:
Investment Management Income	4,163	3,972	3,913	3,865	3,851	3,810	3,841	3,983	4,321
Service Charges on Deposits	3,670	3,754	4,098	4,067	4,107	4,393	4,735	4,583	4,686
Mortgage Servicing Income (Loss)	749	690	625	(882)	(6,875)	(757)	(829)	1,275	592
Gains on Sales of Loans, Net	2,406	2,755	1,860	2,086	3,366	4,436	6,099	6,959	4,272
Gains on sales of securities	78	227	95	6	10,234	1,391	9,654	3,305	3,031
Loss on Prepayments of Borrowings	0	0	0	0	0	0	0	(2,154)	(916)
Credit Card Income, Net	923	792	897	1,026	941	903	970	1,149	1,057
Insurance Commissions, Net	697	937	882	1,185	728	1,613	1,531	2,041	1,501
Retail Investment Services	519	574	676	620	500	896	1,314	1,287	1,123
Other	2,438	2,459	2,517	1,803	2,709	2,571	2,469	2,570	3,327

Total Noninterest Income	15,643	16,160	15,563	13,776	19,561	19,256	29,784	24,998	22,994

Noninterest Expense:
Salaries and Employee Benefits	19,167	20,832	22,450	22,128	22,662	25,139	28,813	28,652	27,405
Net Occupancy Expense	4,441	4,921	4,859	4,766	4,980	5,479	6,198	5,977	5,603
Data Processing	2,879	2,902	2,818	2,830	2,926	2,501	2,161	2,319	2,404
Amortization of Intangibles	855	235	348	348	348	536	727	755	755
Other Real Estate Owned, Net	18	(168)	7	(115)	(17)	(12)	(106)	(20)	10
Conversion and Restructuring charges	0	0	0	0	0	0	6,800	0	2,169
Other	7,367	7,324	8,115	7,089	8,956	8,533	9,667	9,175	9,731

Total Noninterest Expense	34,727	36,046	38,597	37,046	39,855	42,176	54,260	46,858	48,077

Income Before Income Taxes	22,758	22,553	23,612	24,076	27,560	25,978	29,574	30,751	30,246
Income Tax Expense	7,906	7,730	8,297	8,364	9,764	9,387	10,947	10,887	10,528

Net Income	$14,852	$14,823	$15,315	$15,712	$17,796	$16,591	$18,627	$19,864	$19,718

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 12/31/2001	QTD 3/31/2002	QTD 6/30/2002	QTD 9/30/2002	QTD 12/31/2002	QTD 3/31/2003	QTD 6/30/2003	QTD 9/30/2003	QTD 12/31/2003

Book Value per Common Share	$11.56	$11.63	$12.39	$12.97	$13.11	$15.14	$15.55	$15.72	$15.82
Tangible Book Value Per Share	10.52	9.50	10.27	10.91	11.09	8.72	8.98	9.15	9.29
Common Shares Outstanding	32,070,446	32,180,488	32,235,058	31,940,640	31,939,470	36,420,367	36,496,930	36,522,940	36,636,550

CREDIT QUALITY
Nonperforming Assets (including OREO)	$13,077	$14,070	$10,872	$16,415	$14,960	$14,981	$17,970	$18,011	$14,430
90 Days past due and still accruing	4,583	3,430	2,477	3,213	2,953	3,106	1,921	3,021	4,029

Total	17,660	17,500	13,349	19,628	17,913	18,087	19,891	21,032	18,459
Nonperforming Assets to Loans Plus OREO	0.46%	0.47%	0.37%	0.55%	0.50%	0.41%	0.50%	0.49%	0.39%
Allowance to Loans	1.59%	1.64%	1.65%	1.60%	1.62%	1.56%	1.60%	1.61%	1.54%
Allowance to Nonperforming Loans (excluding OREO)	365.83%	359.97%	460.38%	293.56%	325.64%	379.48%	321.01%	329.48%	400.99%

Net Charge-off Ratio	0.07%	0.03%	0.07%	0.10%	0.07%	0.04%	0.03%	0.01%	0.08%

QTR Average Balance Sheet Data
Loans, Net	$2,854,543	$2,883,072	$2,997,613	$2,988,405	$3,007,081	$3,236,735	$3,638,769	$3,693,594	$3,697,490
Earning Assets	3,855,444	3,923,707	4,163,108	4,443,815	4,588,801	4,879,771	5,456,572	5,496,829	5,446,055
Total Assets	4,091,763	4,172,820	4,436,263	4,727,637	4,869,802	5,224,669	5,943,041	5,974,552	5,959,994
Deposits	3,610,085	3,691,793	3,851,574	3,951,162	4,088,425	4,278,877	4,797,953	4,941,066	5,033,498
Stockholders’ Equity	370,032	374,148	385,039	405,783	413,449	463,149	560,209	555,567	572,508

Earnings Per Share, Basic	0.46	0.46	0.48	0.49	0.56	0.50	0.51	0.54	0.54
Earnings Per Share, Diluted	0.46	0.46	0.47	0.48	0.55	0.49	0.51	0.54	0.53
Dividends Per Share	0.19	0.19	0.20	0.20	0.20	0.20	0.20	0.20	0.20

Weighted Average Common Shares Outstanding	32,039,223	32,134,266	32,218,570	32,132,628	31,939,820	33,493,106	36,475,443	36,509,450	36,583,054
Weighted Average Common and Common Equivalent Shares Outstanding	32,420,335	32,537,191	32,684,149	32,539,799	32,259,266	33,799,406	36,764,758	36,856,558	37,112,500

Return on Average Equity	15.92%	16.07%	15.95%	15.36%	17.08%	14.53%	13.34%	14.19%	13.66%
Return on Average Assets	1.44%	1.44%	1.38%	1.32%	1.45%	1.29%	1.26%	1.32%	1.31%
Net Yield on Earning Assets	4.59%	4.61%	4.69%	4.49%	4.38%	4.22%	4.14%	3.98%	4.14%

Tier 1 Capital Ratio	10.32%	9.15%	12.60%	12.04%	12.25%	9.22%	9.28%	9.72%	10.08%
Total Capital Ratio	11.57%	10.40%	13.85%	13.29%	13.50%	10.47%	10.53%	10.97%	11.33%
Leverage Ratio	7.99%	7.28%	9.95%	9.37%	9.28%	8.10%	7.22%	7.49%	7.79%
Tangible Capital Ratio	8.19%	7.12%	7.31%	7.12%	7.30%	5.51%	5.65%	5.78%	6.02%

Efficiency Ratio	56.44%	59.13%	59.58%	57.71%	59.20%	60.39%	60.70%	59.87%	59.58%